CMA

CMA NORTH CAROLINA
MUNICIPAL MONEY FUND

Semi-Annual Report

















September 30, 1995

MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011




TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1995, CMA North
Carolina Municipal Money Fund paid shareholders a net annualized yield of 3.29%*. As of September 30, 1995, the Fund's 7-day yield was 3.31%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have since late 1994. Economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had moderated the growth of the US economy. Additionally, the news on inflation continued to be overwhelmingly favorable which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board would eventually have to begin cutting interest rates to avoid the possibility of a recession in the US economy. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points to 5.75% confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive to a more neutral stance. This series of events provided the impetus for the shape of the yield curve to become flatter over the course of the six month period. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points for the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

The North Carolina economy continues to show positive long-term and short-term trends with household income growing more rapidly than the national average. The State, which ranked 43 in median family income in 1980, now ranks 36. Traditionally dependent on manufacturing and agriculture, North Carolina continues to diversify into the trade and service sectors. In addition, employment growth is above the national pace, and the August unemployment rate of 4.6% is still significantly below the national August rate of 5.6%. The State continues to attract new business, with two major companies announcing the relocation of their corporate headquarters in August. Additionally, Goodyear Tire & Rubber Company announced plans to build a major manufacturing facility in Statesville, North Carolina. Moreover, North Carolina's government projects a surplus of $77 million in the upcoming fiscal year because of a boost in revenue collections. About $45 million of the expected revenue will be set aside for non-recurring expenditures of capital projects. The remaining $32 million will be appropriated in the general budget. Furthermore, State legislators approved the largest tax cut in State history by cutting levies on personal income and repealing the intangibles tax on stocks and bonds to save taxpayers over $365 million. Finally, according to key lawmakers the State's corporate income tax rollback, which was slated for a reduction from 7.75% to 7%, will be put on hold until the next session.

During the first half of the six-month period ended September 30, 1995, we pursued a relatively short average portfolio maturity in the 35-day range to take advantage of the flat yield curve in the short-term municipal market. For example, yields on variable rate demand obligations were equal to or higher than those of one-year fixed-rate North Carolina notes. As the Federal Reserve Board's bias turned towards an easing of monetary policy in July, we extended the Fund's average portfolio maturity to the 55- day range by September 30, 1995. We accomplished this by extending the Fund's commercial paper holdings along with the purchase of fixed-rate notes at attractive levels because of increased short-term supply during August and September. During the six months ended September 30, 1995, North Carolina's short-term issuance was $78.5 million, an increase from the $43.1 million issued during the previous six-month period. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your continued support of CMA North Carolina
Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Darrin J. San Fillippo)
Darrin J. San Fillippo
Portfolio Manager



October 31, 1995



We are pleased to announce that Darrin J. San Fillippo is responsible for the day-to-day management of CMA North Carolina
Municipal Money Fund. Mr. San Fillippo has been employed by Merrill Lynch Asset Management, L.P. since 1988, becoming Assistant Vice
President in the Tax-Exempt Bond Department in 1995.






Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CP           Commercial Paper
GO           General Obligation Bonds
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                                   Issue                                             (Note 1a)
North              $  1,000   Beaufort County, North Carolina, Industrial Facilities and Pollution
Carolina--81.3%               Control Financing Authority Revenue Bonds (Texasgulf, Inc. Project),
                              VRDN, 4.65% due 12/01/2000 (a)                                                    $  1,000
                      2,068   Bladen County, North Carolina, BAN (Water District), UT, 3.59% due
                              4/24/1996                                                                            2,069
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, IDR (Texasgulf, Inc. Project), VRDN,
                              4.65% due 10/01/2005 (a)                                                             3,000
                      8,985   Charlotte, North Carolina, Refunding, GO, UT, 4.20% due 2/01/1996                    9,000
                      1,430   Craven County, North Carolina, BAN, UT, 3.63% due 6/05/1996                          1,431
                              Craven County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Cravenwood Energy Project),
                              VRDN, AMT (a):
                        600     Series A, 4.55% due 5/01/2011                                                        600
                      7,500     Series B, 4.55% due 5/01/2011                                                      7,500
                      3,600     Series C, 4.55% due 5/01/2011                                                      3,600
                              Cumberland County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Revenue Refunding Bonds (Monsanto Co.
                              Project), VRDN (a):
                      1,715     4.20% due 6/01/2012                                                                1,715
                        600     4.20% due 10/01/2014                                                                 600
                      2,925   Durham County, North Carolina, BAN, UT, Series A, 3.90% due 2/21/1996                2,929
                              Durham County, North Carolina, Public Improvement Bonds, VRDN, UT (a):
                      1,000     4.30% due 5/01/2009                                                                1,000
                      2,800     4.30% due 2/01/2010                                                                2,800
                      1,000     4.30% due 5/01/2010                                                                1,000
                      1,000     4.30% due 5/01/2011                                                                1,000
                      1,800   Durham, North Carolina, Water and Sewer Utility System Revenue Bonds,
                              VRDN, 4.40% due 12/01/2015 (a)                                                       1,800
                      2,800   Gaston County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Mount Holly Enterprises/
                              Queens G.P. Inc.), VRDN, AMT, 4.60% due 5/01/2004 (a)                                2,800
                              Granville County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds, VRDN, AMT (a):
                      4,000     (Mayville Metal Production Project), 4.20% due 5/23/2020                           4,000
                      2,375     (Tuscarora Plastics, Inc. Project), 4.60% due 12/01/2001                           2,375

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                                   Issue                                             (Note 1a)
North Carolina       $  500   Greene County, North Carolina, Industrial Facilities and Pollution Control
(continued)                   Financing Authority, IDA, Revenue Bonds (Federal Paper Board Company, Inc.
                              Project), VRDN, AMT, 4.45% due 11/01/2009 (a)                                      $   500
                              Greensboro, North Carolina, Public Improvement Bonds, VRDN, Series B (a):
                      1,400     4.30% due 4/01/2007                                                                1,400
                      1,450     4.30% due 4/01/2008                                                                1,450
                      1,950     4.30% due 4/01/2013                                                                1,950
                      7,415   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Exempt Facilities-Westmoreland), VRDN,
                              4.60% due 12/01/2019 (a)                                                             7,415
                      2,700   Haywood County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Solid Waste Disposal Revenue Refunding Bonds
                              (Champion International Corporation Project), VRDN, 4.35% due 3/01/2020 (a)          2,700
                              Iredell County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds:
                      4,000     (Purina Mills Inc. Project), VRDN, AMT, 4.35% due 7/01/2020 (a)                    4,000
                      8,300     (Rubbermaid Specialty Products, Inc.), 4.25% due 6/01/1996                         8,300
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (West Co. Nebraska, Inc. Project), VRDN,
                              4.30% due 10/01/2005 (a)                                                             3,700
                      9,100   Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hof Textiles Inc. Project), VRDN, AMT,
                              4.40% due 10/01/2011 (a)                                                             9,100
                              Mecklenberg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds, VRDN (a):
                      2,000     (Edgecomb Metals Company Project), 4.525% due 12/01/2009                           2,000
                      1,000     (Flawa Corporation Project), AMT, 4.15% due 12/01/2008                             1,000
                      1,055   New Hanover County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Interroll Corp. Project),
                              VRDN, 4.60% due 11/01/2003 (a)                                                       1,055
                              North Carolina Eastern Municipal Power Agency, Power System Revenue
                              Bonds, Series B, CP:
                      2,000     3.75% due 10/19/1995                                                               2,000
                      7,000     3.85% due 10/20/1995                                                               7,000
                     19,385     3.75% due 12/04/1995                                                              19,385
                      3,600     3.70% due 1/03/1996                                                                3,600
                      7,400     3.75% due 1/11/1996                                                                7,400
                              North Carolina Educational Facilities Finance Agency Revenue Bonds,
                              VRDN (a):
                      3,900     (Duke University Project), Series A, 4.35% due 12/01/2017                          3,900
                      1,500     (Duke University Project), Series A, 4.35% due 6/01/2027                           1,500
                      4,300     (Duke University Project), Series B, 4.35% due 12/01/2021                          4,300
                      2,700     (Wake Forest University Project), 3.95% due 1/01/2009                              2,700
                              North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
                      1,400     (Carol Woods Project), 4.50% due 4/01/2021                                         1,400
                      3,300     (Duke University Hospital), Series B, 4.35% due 6/01/2015                          3,300
                      2,130     (Duke University Hospital), Series D, 4.35% due 6/01/2015                          2,130
                        200     Refunding (Moses H. Cone Memorial Hospital Project), 4.40% due 10/01/2023            200

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                                   Issue                                             (Note 1a)
North Carolina                North Carolina Municipal Power Agency, Electric Revenue Bonds
(concluded)                   (No. 1 Catawba) (b):
                    $13,500     8.50% due 1/01/1996                                                             $ 13,920
                      2,500     8.75% due 1/01/1996                                                                2,581
                      2,500     Series A, 9.375% due 1/01/1996                                                     2,606
                      2,000     Series A, 9.625% due 1/01/1996                                                     2,086
                      2,543   Northwestern Wayne Sanitation District, North Carolina, BAN, UT, 4% due
                              12/06/1995                                                                           2,544
                      1,000   Piedmont Triad Airport Authority, North Carolina, Special Facility
                              Revenue Bonds (Purpos-Cessna Aircraft Company Project), VRDN, AMT, 4.60%
                              due 10/01/2012 (a)                                                                   1,000
                      2,795   Pitt County, North Carolina, Revenue Bonds (Pitt County Memorial Hospital),
                              4% due 12/01/1995                                                                    2,798
                        700   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Reynolds Metals Company Project),
                              4% due 12/01/1995                                                                      700
                      2,800   University of North Carolina, Chapel Hill, School of Medicine and
                              Ambulatory Care Clinic Revenue Bonds, VRDN, 4.50% due 10/01/2002 (a)                 2,800
                      4,500   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Carolina Power and Light Company
                              Project), VRDN, Series C, 4.50% due 10/01/2015 (a)                                   4,500
                      2,000   Wayne County, North Carolina, Industrial Facilities and Pollution Control
                              Finance Authority, Revenue Refunding Bonds (General Signal), VRDN, 4.45%
                              due 12/01/2000 (a)                                                                   2,000
                      1,400   Wilson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (North Carolina Chip Co. Project), VRDN, 4.60% due
                              1/01/2000 (a)                                                                        1,400
                      1,350   Winston-Salem, North Carolina, Urban Redevelopment Mortgage Revenue
                              Refunding Bonds (Summit Square Garden Apartments), CP, 3.65% due
                              12/13/1995 (a)                                                                       1,350
                      6,000   Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, CP,
                              3.65% due 12/13/1995                                                                 6,000

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank, Revenue Bonds, CP:
20.8%                20,000     3.60% due 10/02/1995                                                              20,000
                     13,700     3.80% due 11/01/1995                                                              13,700
                      5,000     3.70% due 12/11/1995                                                               5,000
                      5,500     3.70% due 12/12/1995                                                               5,500
                      7,000     3.70% due 12/13/1995                                                               7,000

                              Total Investments (Cost--$251,089*)-- 102.1%                                       251,089

                              Liabilities in Excess of Other Assets--(2.1%)                                       (5,273)
                                                                                                                --------
                              Net Assets--100.0%                                                                $245,816
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)Prerefunded.
  *Cost for Federal income tax purposes.



See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$251,089,475) (Note 1a)                                            $ 251,089,475
Cash                                                                                                              52,881
Interest receivable                                                                                            1,363,763
Deferred organization expenses (Note 1d)                                                                           9,362
Prepaid registration fees and other assets (Note 1d)                                                              14,095
                                                                                                           -------------
Total assets                                                                                                 252,529,576
                                                                                                           -------------

Liabilities:
Payables:
 Securities purchased                                                                     $   6,495,526
 Investment adviser (Note 2)                                                                     81,612
 Distributor (Note 2)                                                                            67,547
 Beneficial interest redeemed                                                                     1,154        6,645,839
                                                                                          -------------
Accrued expenses and other liabilities                                                                            67,591
                                                                                                           -------------
Total liabilities                                                                                              6,713,430
                                                                                                           -------------
Net Assets                                                                                                 $ 245,816,146
                                                                                                           =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                      $  24,584,466
Paid-in capital in excess of par                                                                             221,260,194
Accumulated realized capital losses--net (Note 4)                                                                (28,514)
                                                                                                           -------------

Net Assets--Equivalent to $1.00 per share based on 245,844,660 shares of
beneficial interest outstanding                                                                            $ 245,816,146
                                                                                                           =============




See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $   5,207,359

Expenses:
Investment advisory fees (Note 2)                                                         $     666,041
Distribution fees (Note 2)                                                                      165,695
Transfer agent fees (Note 2)                                                                     41,978
Accounting services (Note 2)                                                                     30,088
Registration fees (Note 1d)                                                                      27,787
Professional fees                                                                                25,893
Custodian fees                                                                                   13,983
Printing and shareholder reports                                                                 13,693
Pricing fees                                                                                      4,639
Amortization of organization expenses (Note 1d)                                                   4,090
Trustees' fees and expenses                                                                       1,678
Other                                                                                             2,753
                                                                                          -------------
Total expenses before reimbursement                                                             998,318
Reimbursement of expenses (Note 2)                                                             (133,208)
                                                                                          -------------
Total expenses after reimbursement                                                                               865,110
                                                                                                           -------------
Investment income--net                                                                                         4,342,249
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   4,342,249
                                                                                                           =============

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1995   March 31, 1995
Operations:
Investment income--net                                                                    $   4,342,249    $   7,592,481
Realized loss on investments--net                                                                    --          (13,460)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          4,342,249        7,579,021
                                                                                          -------------    -------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (4,342,249)      (7,592,405)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (4,342,249)      (7,592,405)
                                                                                          -------------    -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            444,469,782      924,263,338
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                           4,340,334        7,592,507
                                                                                          -------------    -------------
                                                                                            448,810,116      931,855,845
Cost of shares redeemed                                                                    (481,697,948)    (946,590,315)
                                                                                          -------------    -------------
Net decrease in net assets derived from beneficial interest transactions                    (32,887,832)     (14,734,470)
                                                                                          -------------    -------------

Net Assets:
Total decrease in net assets                                                                (32,887,832)     (14,747,854)
Beginning of period                                                                         278,703,978      293,451,832
                                                                                          -------------    -------------
End of period                                                                             $ 245,816,146    $ 278,703,978
                                                                                          =============    =============



See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                   For the                                      For the
                                                                     Six                                         Period
The following per share data and ratios have been derived           Months                                      May 28,
from information provided in the financial statements.              Ended                                      1991++ to
                                                                  Sept. 30,    For the Year Ended March 31,    March 31,
Increase (Decrease) in Net Asset Value:                              1995       1995       1994        1993       1992
Per Share Operating Performance:
Net asset value, beginning of period                               $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                                                   --------   --------   --------   --------    --------
Investment income--net                                                  .02        .03        .02        .02         .03
                                                                   --------   --------   --------   --------    --------
Total from investment operations                                        .02        .03        .02        .02         .03
                                                                   --------   --------   --------   --------    --------
Less dividends from investment income--net                             (.02)      (.03)      (.02)      (.02)       (.03)
                                                                   --------   --------   --------   --------    --------
Net asset value, end of period                                     $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                                                   ========   ========   ========   ========    ========

Total Investment Return                                               3.29%*     2.61%      1.85%      2.25%       3.49%*
                                                                   ========   ========   ========   ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding
distribution fees                                                      .53%*      .50%       .48%       .45%        .33%*
                                                                   ========   ========   ========   ========    ========
Expenses, net of reimbursement                                         .65%*      .62%       .61%       .57%        .45%*
                                                                   ========   ========   ========   ========    ========
Expenses                                                               .75%*      .72%       .71%       .73%        .83%*
                                                                   ========   ========   ========   ========    ========
Investment income--net                                                3.26%*     2.58%      1.84%      2.20%       3.25%*
                                                                   ========   ========   ========   ========    ========

Supplemental Data:
Net assets, end of period (in thousands)                           $245,816   $278,704   $293,452   $235,384    $221,060
                                                                   ========   ========   ========   ========    ========


 *Annualized.
++Commencement of Operations.


See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. For the six months ended September 30, 1995, FAM earned fees of $666,041, of which $133,208 was voluntarily waived.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $28,000, of which $5,000 expires in 2001, $10,000 expires in 2002, and $13,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.





CMA NORTH CAROLINA
MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].